SUPPLEMENT TO THE FIDELITY FREEDOM FUNDS(registered trademark)' MAY 20, 1999 PROSPECTUS

The following information replaces similar information found under the heading "Description of Underlying Fidelity Funds" in the "Investment Details" section on page 19.

FIDELITY BLUE CHIP GROWTH FUND seeks growth of capital over the long term.

FMR normally invests the fund's assets primarily in common stocks of well-known and established companies.

FMR normally invests at least 65% of the fund's total assets in blue chip companies. FMR defines blue chip companies to include those with a market capitalization of at least $200 million, if the company's stock is included in the S&P 500 or the Dow Jones Industrial Average, or $1 billion if not included in either index.

FMR invests the fund's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following information replaces similar information found under the heading "Description of Underlying Fidelity Funds" in the "Investment Details" section on page 20.

FIDELITY FUND seeks long-term capital growth.

FMR normally invests the fund's assets primarily in common stocks. FMR, to some extent, limits the emphasis on the fund's growth objective by investing a portion of the fund's assets in securities selected for their current income characteristics. FMR may from time to time invest a portion of the fund's assets in bonds, including lower-quality debt securities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

FIDELITY GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

FMR normally invests a majority of the fund's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the fund's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following information replaces similar information found under the heading "Description of Underlying Fidelity Funds" in the "Investment Details" section on page 22.

FIDELITY OTC PORTFOLIO seeks capital appreciation.

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 65% of the fund's total assets in securities principally traded on the OTC market. OTC securities are securities principally traded on the OTC market (a telephone or computer network that connects securities dealers). However, OTC securities can be listed for trading on the New York or American Stock Exchange or a foreign exchange and may include American Depositary Receipts and securities eligible for unlisted trading privileges on such exchanges. Securities that begin to trade principally on an exchange after purchase continue to be considered OTC securities for the purpose of the 65% policy. OTC securities can be issued by companies of any size. However, the OTC market has more small and medium-sized companies than other markets. FMR may also invest the fund's assets in non-OTC securities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following information replaces similar information found under the heading "Description of Underlying Fidelity Funds" in the "Investment Details" section on page 24.

INVESTMENT-GRADE FIXED-INCOME FUNDS

FIDELITY GOVERNMENT INCOME FUND seeks a high level of current income, consistent with preservation of principal.

FMR normally invests the fund's assets in U.S. Government securities and instruments related to U.S. Government securities. FMR normally invests at least 65% of the fund's total assets in U.S. Government securities. FMR does not currently intend to invest more than 40% of the fund's assets in mortgage securities.

FMR uses the Lehman Brothers Government Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of July 31, 1999, the dollar-weighted average maturity of the fund and the index was approximately 8.6 and 8.9 years, respectively. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

FIDELITY INTERMEDIATE BOND FUND seeks a high level of current income.

FMR normally invests the fund's assets in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

FMR uses the Lehman Brothers Intermediate Government/Corporate Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. In addition, the fund normally maintains a dollar-weighted average maturity between three and 10 years. As of April 30, 1999, the dollar-weighted average maturity of the fund and the index was approximately 5.5 and 4.4 years, respectively. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features, current price compared to its estimated long-term value, and any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In order to earn additional income for the fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

FIDELITY INVESTMENT GRADE BOND FUND seeks a high level of current income.

FMR normally invests the fund's assets in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

FMR uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of April 30, 1999, the dollar-weighted average maturity of the fund and the index was approximately 8.8 and 9.0 years, respectively. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features, current price compared to its estimated long-term value, and any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In order to earn additional income for the fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

HIGH YIELD FIXED-INCOME FUND

FIDELITY CAPITAL & INCOME FUND seeks to provide a combination of income and capital growth.

FMR invests the fund's assets in equity and debt securities. FMR has the flexibility to invest the fund's assets in securities of any type or quality, including defaulted securities, but expects to invest the majority of the fund's assets in debt securities and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security's structural features and current price compared to its long-term value, and the earnings potential, credit standing and management of the security's issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

MONEY MARKET FUND

RETIREMENT MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.

FMR invests the    fund's     assets in U.S. dollar-denominated money
market securities of domestic and foreign issuers and repurchase agreements. FMR also may enter into reverse repurchase agreements for the fund.

FMR will invest more than 25% of the fund's total assets in the financial services industry.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

The following information replaces similar information found under the heading "Policies" in the "Account Features and Policies" section on page 41.

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in
the fund    or another fund     and certain transactions through
automatic investment or withdrawal programs).

SUPPLEMENT TO THE
FIDELITY FREEDOM FUNDS(registered trademark)
MAY 20, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2.

(iii) Each fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(v) Each fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

   THE FOLLOWING INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS"
SECTION BEGINNING ON PAGE 52 HAS BEEN REMOVED.

   LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).

   THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 52.

   NED C. LAUTENBACH (55), Member of the Advisory Board (1999), has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Mr. Lautenbach was Senior Vice President of IBM Corporation from 1992 until his retirement in July 1998. From 1993 to 1995 he was Chairman of IBM World Trade Corporation. He also was a member of IBM's Corporate Executive Committee from 1994 to July 1998. He is a Director of PPG Industries Inc. (glass, coating and chemical manufacturer), Dynatech Corporation (global communications equipment), Eaton Corporation (global manufacturer of highly engineered products) and ChoicePoint Inc. (data identification, retrieval, storage, and analysis).

   THE FOLLOWING INFORMATION REPLACES THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 54.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended March 31, 1999, or calendar year ended December 31, 1998, as applicable.

Compensation Table


AGGREGATE COMPENSATION FROM A  Edward  C. Johnson 3d**  Abigail  P.  Johnson **  J.  Gary Burkhead **  Ralph  F. Cox
FUND

Freedom IncomeB                $ 0                      $ 0                       $ 0                  $ 21

Freedom 2000B                  $ 0                      $ 0                       $ 0                  $ 52

Freedom 2010B                  $ 0                      $ 0                       $ 0                  $ 94

Freedom 2020B                  $ 0                      $ 0                       $ 0                  $ 88

Freedom 2030B                  $ 0                      $ 0                       $ 0                  $ 29

TOTAL COMPENSATION FROM THE    $ 0                      $ 0                      $ 0                   $ 223,500
FUND COMPLEX*,A




Compensation Table


AGGREGATE COMPENSATION FROM A  Phyllis Burke Davis  Robert M. Gates  E. Bradley Jones  Donald J. Kirk  Ned C. Lautenbach***
FUND

Freedom IncomeB                 $ 21                 $ 21             $ 21              $ 22            $ 0

Freedom 2000B                   $ 49                 $ 51             $ 49              $ 50            $ 0

Freedom 2010B                   $ 90                 $ 92             $ 90              $ 90            $ 0

Freedom 2020B                   $ 85                 $ 87             $ 85              $ 85            $ 0

Freedom 2030B                   $ 28                 $ 28             $ 28              $ 28            $ 0

TOTAL COMPENSATION FROM THE    $ 220,500            $ 223,500        $222,000          $ 226,500       $ 0
FUND COMPLEX*,A




Compensation Table


AGGREGATE COMPENSATION
FROM A                      Peter S. Lynch **  William O. McCoy   Gerald C. Mc- Donough  Marvin L. Mann  Robert C. Pozen**
FUND

Freedom IncomeB              $ 0                $ 21              $ 26                    $ 21           $ 0

Freedom 2000B                $ 0                $ 51              $ 61                    $ 51           $ 0

Freedom 2010B                $ 0                $ 92              $ 112                   $ 92           $ 0

Freedom 2020B                $ 0                $ 87              $ 105                   $ 87           $ 0

Freedom 2030B                $ 0                $ 28              $ 34                    $ 28           $ 0

TOTAL COMPENSATION FROM THE  $ 0               $ 223,500          $ 273,500              $ 220,500       $ 0
FUND COMPLEX*,A




Compensation Table


AGGREGATE COMPENSATION FROM A  Thomas R. Williams
FUND

Freedom IncomeB                 $ 21

Freedom 2000B                   $ 51

Freedom 2010B                   $ 92

Freedom 2020B                   $ 87

Freedom 2030B                   $ 28

TOTAL COMPENSATION FROM THE    $ 223,500
FUND COMPLEX*,A



* Information is for the calendar year ended December 31, 1998 for 237 funds in the complex.

** Interested Trustees of the funds, Ms. Johnson and Mr. Burkhead are compensated by FMR.

   *** Effective October 14, 1999, Mr. Lautenbach serves as a member of the Advisory Board.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1998, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $75,000; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $55,039; Marvin L. Mann, $55,039; Thomas R. Williams, $63,433; and William O. McCoy, $55,039.

B Compensation figures include cash.